UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): July 15, 2010


                               CORNERSTONE BANCORP

Incorporated under the     Commission File No. 000-51950     I.R.S. Employer
laws of South Carolina                                      Identification No.
                                                              57-1077978

                              1670 East Main Street
                          Easley, South Carolina 29640

                                 (864) 306-1444

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation  or Bylaws;  Change  in Fiscal
          Year

         Effective  July 15,  2010,  the  Registrant  amended  its  Articles  of
Incorporation to authorize a series of preferred stock. The Articles of Incorporation, as amended to include the terms of the 8% Cumulative Perpetual Preferred Stock, Series A, are set forth in Exhibit 3 hereto.


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  CORNERSTONE BANCORP
                                  (Registrant)



Date: July 15, 2010                By: s/J. Rodger Anthony
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                                      J. Rodger Anthony
                                      Chief Executive Officer